Loss Per Share	12 Months Ended
Feb. 29, 2024
Earnings Per Share [Abstract]
Loss Per Share

NOTE 17 – Loss Per Share

The following data show the amounts used in computing loss per share and the effect on income and the weighted average number of shares of dilutive potential common stock for the periods ended February 29, 2024 and 2023:

	Year Ended February
	2024	2023
Loss from continuing operations	$(6,656,837)	$(5,033,496)
Preferred dividends	(7,125)	-
Loss from continuing operations applicable to common stockholders	(6,663,962)	(5,033,496)
Loss from discontinued operations applicable to common stockholders	(675,314)	-
Net loss applicable to common stockholders	$(7,339,276)	$(5,033,496)

Weighted average number of common shares Outstanding used in loss per share during the Period (denominator)	228,274	71,581

Dilutive loss per share was not presented as the Company’s outstanding common and preferred warrants, stock options and preferred stock common equivalent shares for the periods presented would have had an anti-dilutive effect. At February 29, 2024, the Company had outstanding warrants to purchase 486,165 shares of common stock, and stock options exercisable for 85,300 shares of common stock, 316 shares of Series E Preferred Stock, which could be converted into 3,155 shares of common stock, 100,000 shares of Series G Preferred Stock, convertible into 100,000 shares of common stock, 150,000 shares of Series H Preferred Stock, convertible into 150,000 shares of common stock, and 222,680 shares of Series I Preferred Stock, convertible into 222,680 shares of common stock, resulting in a potential total additional 1,047,300 shares of common stock outstanding in the future. At February 28, 2023, the Company had no outstanding potentially dilutive securities.